                            SECURED PROMISSORY NOTE


$215,000
                                                         Boston, Massachusetts
                                                                  June 7, 1994

FOR VALUE RECEIVED, the undersigned promises to pay Microcom, Inc. (the "Company"), or order, the principal amount of Two Hundred Fifteen Thousand Dollars ($215,000) on June 7, 2003, with interest, compounded annually, on the unpaid principal amount hereof at the rate per annum of six and ninety-two one-hundredths percent (6.92%),payable in annual installments of interest in the amount of $19,735 each on the anniversary date of this Secured Promissory Note (the "Note") commencing on June 7, 1995 and ending on June 7, 2003.

This Note evidences the obligation of the undersigned to the Company for the purchase price of 40,000 shares (the "Shares") of Common Stock, par value $.01, of the Company acquired by the undersigned.

This Note may be prepaid in whole or in part at any time and from time to time without premium or penalty, and shall be prepaid in whole or in part, as applicable, before or from the proceeds of the sale (in accordance with the provisions of the Articles of Incorporation, as amended, of the Company) of all or any portion of the Shares by the undersigned in an amount equal to the accrued, unpaid interest together with an amount equal to the original principal amount hereof multiplied by a fraction, the numerator of which shall be the number of the Shares so sold and the denominator of which shall be the total number of the Shares. This Note shall be secured in part by a pledge of Shares as set forth in the paragraph marked "Pledge of Shares" at the end of this Note.

In the event the undersigned fails to pay the outstanding principal of or interest on this Note within thirty (30) days after the date such principal or interest on this Note is due, the undersigned shall be in default hereunder and, at the option of the holder, the entire amount of principal and interest shall be accelerated and immediately due and payable. The undersigned agrees to pay upon default the costs of collection, including reasonable attorneys' fees.

Upon default, the holder hereof shall have full recourse against the undersigned for up to $64,500 of unpaid amounts due hereunder, and with respect to all remaining amounts of unpaid principal and interest due hereunder, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge of Shares; provided, that once $64,500 of principal due hereunder has been repaid by the undersigned, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge Agreement with respect to all remaining amounts of unpaid principal and interest due hereunder.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any party or person primarily and secondarily liable.

None of the terms or provisions of the Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder, expressly referring hereto and setting forth the provisions so excluded, modified or amended.

All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note shall be deemed to be under seal.



                                        ----------------------------------
                                        Richard A. Barbari





                                PLEDGE OF SHARES

The undersigned (the "Pledgor") agrees that it is a condition to the Company's acceptance of this Note as payment for the Shares that the Pledgor grant to the Company the security interest in the Shares granted hereby. The Pledgor hereby deposits with and pledges to the Company the Shares, the certificates representing which shall be held by the Company until such time as the Note is paid in full (or until such time as the Note is paid in part, in which case certificates representing Shares equal in value to the portion of the Note so paid shall be released from this Pledge) and the Pledgor hereby grants to the Company a security interest in and of the Shares, as security for the due and punctual payment and performance of the obligations set forth in this Note. Upon the occurrence of a default under this Note, the Company shall be entitled to all of the rights of a secured party under the Uniform Commercial Code with respect to the Shares.





                                        --------------------------------
                                        Richard A. Barbari

                            SECURED PROMISSORY NOTE


$88,000
                                                      Boston, Massachusetts
                                                      November 30, 1993

FOR VALUE RECEIVED, the undersigned promises to pay Microcom, Inc. (the "Company"), or order, the principal amount of Eighty-eight Thousand Dollars ($88,000) on November 30, 2002, with interest, compounded annually, on the unpaid principal amount hereof at the rate per annum of four and ninety-two one-hundredths percent (4.92%),payable in annual installments of interest in the amount of $5,287 each on the anniversary date of this Secured Promissory Note (the "Note") commencing on November 30, 1994 and ending on November 30, 2002.

This Note evidences the obligation of the undersigned to the Company for the purchase price of 20,000 shares (the "Shares") of Common Stock, par value $.01, of the Company acquired by the undersigned.

This Note may be prepaid in whole or in part at any time and from time to time without premium or penalty, and shall be prepaid in whole or in part, as applicable, before or from the proceeds of the sale (in accordance with the provisions of the Articles of Incorporation, as amended, of the Company) of all or any portion of the Shares by the undersigned in an amount equal to the accrued, unpaid interest together with an amount equal to the original principal amount hereof multiplied by a fraction, the numerator of which shall be the number of the Shares so sold and the denominator of which shall be the total number of the Shares. This Note shall be secured in part by a pledge of Shares as set forth in the paragraph marked "Pledge of Shares" at the end of this Note.

In the event the undersigned fails to pay the outstanding principal of or interest on this Note within thirty (30) days after the date such principal or interest on this Note is due, the undersigned shall be in default hereunder and, at the option of the holder, the entire amount of principal and interest shall be accelerated and immediately due and payable. The undersigned agrees to pay upon default the costs of collection, including reasonable attorneys' fees.

Upon default, the holder hereof shall have full recourse against the undersigned for up to $25,500 of unpaid amounts due hereunder, and with respect to all remaining amounts of unpaid principal and interest due hereunder, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge of Shares; provided, that once $25,500 of principal due hereunder has been repaid by the undersigned, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge Agreement with respect to all remaining amounts of unpaid principal and interest due hereunder.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any party or person primarily and secondarily liable.

None of the terms or provisions of the Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder, expressly referring hereto and setting forth the provisions so excluded, modified or amended.

All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note shall be deemed to be under seal.





                                        ---------------------------------
                                        Lewis A. Bergins





                                PLEDGE OF SHARES

The undersigned (the "Pledgor") agrees that it is a condition to the Company's acceptance of this Note as payment for the Shares that the Pledgor grant to the Company the security interest in the Shares granted hereby. The Pledgor hereby deposits with and pledges to the Company the Shares, the certificates representing which shall be held by the Company until such time as the Note is paid in full (or until such time as the Note is paid in part, in which case certificates representing Shares equal in value to the portion of the Note so paid shall be released from this Pledge) and the Pledgor hereby grants to the Company a security interest in and of the Shares, as security for the due and punctual payment and performance of the obligations set forth in this Note. Upon the occurrence of a default under this Note, the Company shall be entitled to all of the rights of a secured party under the Uniform Commercial Code with respect to the Shares.





                                        --------------------------------
                                        Lewis A. Bergins

                            SECURED PROMISSORY NOTE


$34,250
                                        Boston, Massachusetts
                                        November 17, 1993

FOR VALUE RECEIVED, the undersigned promises to pay Microcom, Inc. (the "Company"), or order, the principal amount of Thirty-four Thousand Two Hundred Fifty Dollars ($34,250) on November 17, 2002, with interest, compounded annually, on the unpaid principal amount hereof at the rate per annum of four and ninety-two one-hundredths percent (4.92%),payable in annual installments of interest in the amount of $2,058 each on the anniversary date of this Secured Promissory Note ( the "Note") commencing on November 17, 1994 and ending on November 17, 2002.

This Note evidences the obligation of the undersigned to the Company for the purchase price of 10,000 shares (the "Shares") of Common Stock, par value $.01, of the Company acquired by the undersigned.

This Note may be prepaid in whole or in part at any time and from time to time without premium or penalty, and shall be prepaid in whole or in part, as applicable, before or from the proceeds of the sale (in accordance with the provisions of the Articles of Incorporation, as amended, of the Company) of all or any portion of the Shares by the undersigned in an amount equal to the accrued, unpaid interest together with an amount equal to the original principal amount hereof multiplied by a fraction, the numerator of which shall be the number of the Shares so sold and the denominator of which shall be the total number of the Shares. This Note shall be secured in part by a pledge of Shares as set forth in the paragraph marked "Pledge of Shares" at the end of this Note.

In the event the undersigned fails to pay the outstanding principal of or interest on this Note within thirty (30) days after the date such principal or interest on this Note is due, the undersigned shall be in default hereunder and, at the option of the holder, the entire amount of principal and interest shall be accelerated and immediately due and payable. The undersigned agrees to pay upon default the costs of collection, including reasonable attorneys' fees.

Upon default, the holder hereof shall have full recourse against the undersigned for up to $10,125 of unpaid amounts due hereunder, and with respect to all remaining amounts of unpaid principal and interest due hereunder, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge of Shares; provided, that once $10,125 of principal due hereunder has been repaid by the undersigned, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge Agreement with respect to all remaining amounts of unpaid principal and interest due hereunder.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any party or person primarily and secondarily liable.

None of the terms or provisions of the Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder, expressly referring hereto and setting forth the provisions so excluded, modified or amended.

All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note shall be deemed to be under seal.




                                        --------------------------------
                                        Lewis A. Bergins





                                PLEDGE OF SHARES

The undersigned ( the "Pledgor") agrees that it is a condition to the Company's acceptance of this Note as payment for the Shares that the Pledgor grant to the Company the security interest in the Shares granted hereby. The Pledgor hereby deposits with and pledges to the Company the Shares, the certificates representing which shall be held by the Company until such time as the Note is paid in full (or until such time as the Note is paid in part, in which case certificates representing Shares equal in value to the portion of the Note so paid shall be released from this Pledge) and the Pledgor hereby grants to the Company a security interest in and of the Shares, as security for the due and punctual payment and performance of the obligations set forth in this Note. Upon the occurrence of a default under this Note, the Company shall be entitled to all of the rights of a secured party under the Uniform Commercial Code with respect to the Shares.





                                        ----------------------------------
                                        Lewis A. Bergins

                            SECURED PROMISSORY NOTE


$606,370
                                        Boston, Massachusetts
                                        November 12, 1993

FOR VALUE RECEIVED, the undersigned promises to pay Microcom, Inc. (the "Company"), or order, the principal amount of Six Hundred Six Thousand Three Hundred Seventy Dollars ($606,370) on November 12, 2002, with interest, compounded annually, on the unpaid principal amount hereof at the rate per annum of four and ninety-two one-hundredths percent (4.92%),payable in annual installments of interest in the amount of $36,431 each on the anniversary date of this Secured Promissory Note ( the "Note") commencing on November 12, 1994 and ending on November 12, 2002.

This Note evidences the obligation of the undersigned to the Company for the purchase price of 141,885 shares (the "Shares") of Common Stock, par value $.01, of the Company acquired by the undersigned.

This Note may be prepaid in whole or in part at any time and from time to time without premium or penalty, and shall be prepaid in whole or in part, as applicable, before or from the proceeds of the sale (in accordance with the provisions of the Articles of Incorporation, as amended, of the Company) of all or any portion of the Shares by the undersigned in an amount equal to the accrued, unpaid interest together with an amount equal to the original principal amount hereof multiplied by a fraction, the numerator of which shall be the number of the Shares so sold and the denominator of which shall be the total number of the Shares. This Note shall be secured in part by a pledge of Shares as set forth in the paragraph marked "Pledge of Shares" at the end of this Note.

In the event the undersigned fails to pay the outstanding principal of or interest on this Note within thirty (30) days after the date such principal or interest on this Note is due, the undersigned shall be in default hereunder and, at the option of the holder, the entire amount of principal and interest shall be accelerated and immediately due and payable. The undersigned agrees to pay upon default the costs of collection, including reasonable attorneys' fees.

Upon default, the holder hereof shall have full recourse against the undersigned for up to $301,317 of unpaid amounts due hereunder, and with respect to all remaining amounts of unpaid principal and interest due hereunder, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge of Shares; provided, that once $301,317 of principal due hereunder has been repaid by the undersigned, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge Agreement with respect to all remaining amounts of unpaid principal and interest due hereunder.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any party or person primarily and secondarily liable.

None of the terms or provisions of the Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder, expressly referring hereto and setting forth the provisions so excluded, modified or amended.

All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note shall be deemed to be under seal.




                                        ---------------------------------
                                        Lewis A. Bergins





                                PLEDGE OF SHARES

The undersigned ( the "Pledgor") agrees that it is a condition to the Company's acceptance of this Note as payment for the Shares that the Pledgor grant to the Company the security interest in the Shares granted hereby. The Pledgor hereby deposits with and pledges to the Company the Shares, the certificates representing which shall be held by the Company until such time as the Note is paid in full (or until such time as the Note is paid in part, in which case certificates representing Shares equal in value to the portion of the Note so paid shall be released from this Pledge) and the Pledgor hereby grants to the Company a security interest in and of the Shares, as security for the due and punctual payment and performance of the obligations set forth in this Note. Upon the occurrence of a default under this Note, the Company shall be entitled to all of the rights of a secured party under the Uniform Commercial Code with respect to the Shares.





                                        ------------------------------------
                                        Lewis A. Bergins

                            SECURED PROMISSORY NOTE


$34,250
                                        Boston, Massachusetts
                                        November 17, 1993

FOR VALUE RECEIVED, the undersigned promises to pay Microcom, Inc. (the "Company"), or order, the principal amount of Thirty-four Thousand Two Hundred Fifty Dollars ($34,250) on November 17, 2002, with interest, compounded annually, on the unpaid principal amount hereof at the rate per annum of four and ninety-two one-hundredths percent (4.92%),payable in annual installments of interest in the amount of $2,058 each on the anniversary date of this Secured Promissory Note ( the "Note") commencing on November 17, 1994 and ending on November 17, 2002.

This Note evidences the obligation of the undersigned to the Company for the purchase price of 10,000 shares (the "Shares") of Common Stock, par value $.01, of the Company acquired by the undersigned.

This Note may be prepaid in whole or in part at any time and from time to time without premium or penalty, and shall be prepaid in whole or in part, as applicable, before or from the proceeds of the sale (in accordance with the provisions of the Articles of Incorporation, as amended, of the Company) of all or any portion of the Shares by the undersigned in an amount equal to the accrued, unpaid interest together with an amount equal to the original principal amount hereof multiplied by a fraction, the numerator of which shall be the number of the Shares so sold and the denominator of which shall be the total number of the Shares. This Note shall be secured in part by a pledge of Shares as set forth in the paragraph marked "Pledge of Shares" at the end of this Note.

In the event the undersigned fails to pay the outstanding principal of or interest on this Note within thirty (30) days after the date such principal or interest on this Note is due, the undersigned shall be in default hereunder and, at the option of the holder, the entire amount of principal and interest shall be accelerated and immediately due and payable. The undersigned agrees to pay upon default the costs of collection, including reasonable attorneys' fees.

Upon default, the holder hereof shall have full recourse against the undersigned for up to $10,125 of unpaid amounts due hereunder, and with respect to all remaining amounts of unpaid principal and interest due hereunder, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge of Shares; provided, that once $10,125 of principal due hereunder has been repaid by the undersigned, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge Agreement with respect to all remaining amounts of unpaid principal and interest due hereunder.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any party or person primarily and secondarily liable.

None of the terms or provisions of the Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder, expressly referring hereto and setting forth the provisions so excluded, modified or amended.

All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note shall be deemed to be under seal.




                                        --------------------------------
                                        Donald G. Kennedy





                                PLEDGE OF SHARES

The undersigned ( the "Pledgor") agrees that it is a condition to the Company's acceptance of this Note as payment for the Shares that the Pledgor grant to the Company the security interest in the Shares granted hereby. The Pledgor hereby deposits with and pledges to the Company the Shares, the certificates representing which shall be held by the Company until such time as the Note is paid in full (or until such time as the Note is paid in part, in which case certificates representing Shares equal in value to the portion of the Note so paid shall be released from this Pledge) and the Pledgor hereby grants to the Company a security interest in and of the Shares, as security for the due and punctual payment and performance of the obligations set forth in this Note. Upon the occurrence of a default under this Note, the Company shall be entitled to all of the rights of a secured party under the Uniform Commercial Code with respect to the Shares.





                                        ---------------------------------
                                        Donald G. Kennedy

                             SECURED PROMISSORY NOTE

$52,500

                                                           Boston, Massachusetts
                                                           January 21, 1994

FOR VALUE RECEIVED, the undersigned promises to pay Microcom, Inc. (the "Company"), or order, the principal amount of Fifty-two Thousand Five Hundred Dollars ($52,500) on January 21, 2003, with interest, compounded annually, on the unpaid principal amount hereof at the rate per annum of five and thirty-two one-hundredths percent (5.32%),payable in annual installments of interest in the amount of $3,467 each on the anniversary date of this Secured Promissory Note ( the "Note") commencing on January 21, 1995 and ending on January 21, 2003.

This Note evidences the obligation of the undersigned to the Company for the purchase price of 10,000 shares (the "Shares") of Common Stock, par value $.01, of the Company acquired by the undersigned.

This Note may be prepaid in whole or in part at any time and from time to time without premium or penalty, and shall be prepaid in whole or in part, as applicable, before or from the proceeds of the sale (in accordance with the provisions of the Articles of Incorporation, as amended, of the Company) of all or any portion of the Shares by the undersigned in an amount equal to the accrued, unpaid interest together with an amount equal to the original principal amount hereof multiplied by a fraction, the numerator of which shall be the number of the Shares so sold and the denominator of which shall be the total number of the Shares. This Note shall be secured in part by a pledge of Shares as set forth in the paragraph marked "Pledge of Shares" at the end of this Note.

In the event the undersigned fails to pay the outstanding principal of or interest on this Note within thirty (30) days after the date such principal or interest on this Note is due, the undersigned shall be in default hereunder and, at the option of the holder, the entire amount of principal and interest shall be accelerated and immediately due and payable. The undersigned agrees to pay upon default the costs of collection, including reasonable attorneys' fees.

Upon default, the holder hereof shall have full recourse against the undersigned for up to $15,750 of unpaid amounts due hereunder, and with respect to all remaining amounts of unpaid principal and interest due hereunder, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge of Shares; provided, that once $15,750 of principal due hereunder has been repaid by the undersigned, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge Agreement with respect to all remaining amounts of unpaid principal and interest due hereunder.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any party or person primarily and secondarily liable.

None of the terms or provisions of the Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder, expressly referring hereto and setting forth the provisions so excluded, modified or amended.

All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note shall be deemed to be under seal.


                                                        ------------------------
                                                        Donald G. Kennedy

                                PLEDGE OF SHARES

The undersigned ( the "Pledgor") agrees that it is a condition to the Company's acceptance of this Note as payment for the Shares that the Pledgor grant to the Company the security interest in the Shares granted hereby. The Pledgor hereby deposits with and pledges to the Company the Shares, the certificates representing which shall be held by the Company until such time as the Note is paid in full (or until such time as the Note is paid in part, in which case certificates representing Shares equal in value to the portion of the Note so paid shall be released from this Pledge) and the Pledgor hereby grants to the Company a security interest in and of the Shares, as security for the due and punctual payment and performance of the obligations set forth in this Note. Upon the occurrence of a default under this Note, the Company shall be entitled to all of the rights of a secured party under the Uniform Commercial Code with respect to the Shares.


                                                        ------------------------
                                                        Donald G. Kennedy

                             SECURED PROMISSORY NOTE

$168,750

                                                           Boston, Massachusetts
                                                           October 15, 1993

FOR VALUE RECEIVED, the undersigned promises to pay Microcom, Inc. (the "Company"), or order, the principal amount of One Hundred Sixty-eight Thousand Seven Hundred Fifty Dollars ($168,750) on October 15, 2002, with interest, compounded annually, on the unpaid principal amount hereof at the rate per annum of five percent (5.00%),payable in annual installments of interest in the amount of $10,337 each on the anniversary date of this Secured Promissory Note ( the "Note") commencing on October 15, 1994 and ending on October 15, 2002.

This Note evidences the obligation of the undersigned to the Company for the purchase price of 70,000 shares (the "Shares") of Common Stock, par value $.01, of the Company acquired by the undersigned.

This Note may be prepaid in whole or in part at any time and from time to time without premium or penalty, and shall be prepaid in whole or in part, as applicable, before or from the proceeds of the sale (in accordance with the provisions of the Articles of Incorporation, as amended, of the Company) of all or any portion of the Shares by the undersigned in an amount equal to the accrued, unpaid interest together with an amount equal to the original principal amount hereof multiplied by a fraction, the numerator of which shall be the number of the Shares so sold and the denominator of which shall be the total number of the Shares. This Note shall be secured in part by a pledge of Shares as set forth in the paragraph marked "Pledge of Shares" at the end of this Note.

In the event the undersigned fails to pay the outstanding principal of or interest on this Note within thirty (30) days after the date such principal or interest on this Note is due, the undersigned shall be in default hereunder and, at the option of the holder, the entire amount of principal and interest shall be accelerated and immediately due and payable. The undersigned agrees to pay upon default the costs of collection, including reasonable attorneys' fees.

Upon default, the holder hereof shall have full recourse against the undersigned for up to $45,375 of unpaid amounts due hereunder, and with respect to all remaining amounts of unpaid principal and interest due hereunder, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge of Shares; provided, that once $45,375 of principal due hereunder has been repaid by the undersigned, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge Agreement with respect to all remaining amounts of unpaid principal and interest due hereunder.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any party or person primarily and secondarily liable.

None of the terms or provisions of the Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder, expressly referring hereto and setting forth the provisions so excluded, modified or amended.

All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note shall be deemed to be under seal.


                                                        ------------------------
                                                        Fred L. Luconi

                                PLEDGE OF SHARES

The undersigned ( the "Pledgor") agrees that it is a condition to the Company's acceptance of this Note as payment for the Shares that the Pledgor grant to the Company the security interest in the Shares granted hereby. The Pledgor hereby deposits with and pledges to the Company the Shares, the certificates representing which shall be held by the Company until such time as the Note is paid in full (or until such time as the Note is paid in part, in which case certificates representing Shares equal in value to the portion of the Note so paid shall be released from this Pledge) and the Pledgor hereby grants to the Company a security interest in and of the Shares, as security for the due and punctual payment and performance of the obligations set forth in this Note. Upon the occurrence of a default under this Note, the Company shall be entitled to all of the rights of a secured party under the Uniform Commercial Code with respect to the Shares.


                                                        ------------------------
                                                        Fred L. Luconi

                             SECURED PROMISSORY NOTE

$405,000

                                                           Boston, Massachusetts
                                                           November 12, 1993

FOR VALUE RECEIVED, the undersigned promises to pay Microcom, Inc. (the "Company"), or order, the principal amount of Four Hundred Five Thousand Dollars ($405,000) on November 12, 2002, with interest, compounded annually, on the unpaid principal amount hereof at the rate per annum of four and ninety-two one-hundredths percent (4.92%),payable in annual installments of interest in the amount of $24,333 each on the anniversary date of this Secured Promissory Note ( the "Note") commencing on November 12, 1994 and ending on November 12, 2002.

This Note evidences the obligation of the undersigned to the Company for the purchase price of 132,775 shares (the "Shares") of Common Stock, par value $.01, of the Company acquired by the undersigned.

This Note may be prepaid in whole or in part at any time and from time to time without premium or penalty, and shall be prepaid in whole or in part, as applicable, before or from the proceeds of the sale (in accordance with the provisions of the Articles of Incorporation, as amended, of the Company) of all or any portion of the Shares by the undersigned in an amount equal to the accrued, unpaid interest together with an amount equal to the original principal amount hereof multiplied by a fraction, the numerator of which shall be the number of the Shares so sold and the denominator of which shall be the total number of the Shares. This Note shall be secured in part by a pledge of Shares as set forth in the paragraph marked "Pledge of Shares" at the end of this Note.

In the event the undersigned fails to pay the outstanding principal of or interest on this Note within thirty (30) days after the date such principal or interest on this Note is due, the undersigned shall be in default hereunder and, at the option of the holder, the entire amount of principal and interest shall be accelerated and immediately due and payable. The undersigned agrees to pay upon default the costs of collection, including reasonable attorneys' fees.

Upon default, the holder hereof shall have full recourse against the undersigned for up to $119,498 of unpaid amounts due hereunder, and with respect to all remaining amounts of unpaid principal and interest due hereunder, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge of Shares; provided, that once $119,498 of principal due hereunder has been repaid by the undersigned, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge Agreement with respect to all remaining amounts of unpaid principal and interest due hereunder.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any party or person primarily and secondarily liable.

None of the terms or provisions of the Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder, expressly referring hereto and setting forth the provisions so excluded, modified or amended.

All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note shall be deemed to be under seal.


                                                        ------------------------
                                                        Peter J. Minihane

                                PLEDGE OF SHARES

The undersigned ( the "Pledgor") agrees that it is a condition to the Company's acceptance of this Note as payment for the Shares that the Pledgor grant to the Company the security interest in the Shares granted hereby. The Pledgor hereby deposits with and pledges to the Company the Shares, the certificates representing which shall be held by the Company until such time as the Note is paid in full (or until such time as the Note is paid in part, in which case certificates representing Shares equal in value to the portion of the Note so paid shall be released from this Pledge) and the Pledgor hereby grants to the Company a security interest in and of the Shares, as security for the due and punctual payment and performance of the obligations set forth in this Note. Upon the occurrence of a default under this Note, the Company shall be entitled to all of the rights of a secured party under the Uniform Commercial Code with respect to the Shares.


                                                        ------------------------
                                                        Peter J. Minihane

                             SECURED PROMISSORY NOTE

$73,125

                                                           Boston, Massachusetts
                                                           March 4, 1994

FOR VALUE RECEIVED, the undersigned promises to pay Microcom, Inc. (the "Company"), or order, the principal amount of Seventy-three Thousand One Hundred Twenty-five Dollars ($73,125) on March 4, 2003, with interest, compounded annually, on the unpaid principal amount hereof at the rate per annum of five and thirty-six one-hundredths percent (5.36%),payable in annual installments of interest in the amount of $4,874 each on the anniversary date of this Secured Promissory Note ( the "Note") commencing on March 4, 1995 and ending on March 4, 2003.

This Note evidences the obligation of the undersigned to the Company for the purchase price of 15,000 shares (the "Shares") of Common Stock, par value $.01, of the Company acquired by the undersigned.

This Note may be prepaid in whole or in part at any time and from time to time without premium or penalty, and shall be prepaid in whole or in part, as applicable, before or from the proceeds of the sale (in accordance with the provisions of the Articles of Incorporation, as amended, of the Company) of all or any portion of the Shares by the undersigned in an amount equal to the accrued, unpaid interest together with an amount equal to the original principal amount hereof multiplied by a fraction, the numerator of which shall be the number of the Shares so sold and the denominator of which shall be the total number of the Shares. This Note shall be secured in part by a pledge of Shares as set forth in the paragraph marked "Pledge of Shares" at the end of this Note.

In the event the undersigned fails to pay the outstanding principal of or interest on this Note within thirty (30) days after the date such principal or interest on this Note is due, the undersigned shall be in default hereunder and, at the option of the holder, the entire amount of principal and interest shall be accelerated and immediately due and payable. The undersigned agrees to pay upon default the costs of collection, including reasonable attorneys' fees.

Upon default, the holder hereof shall have full recourse against the undersigned for up to $21,938 of unpaid amounts due hereunder, and with respect to all remaining amounts of unpaid principal and interest due hereunder, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge of Shares; provided, that once $21,938 of principal due hereunder has been repaid by the undersigned, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge Agreement with respect to all remaining amounts of unpaid principal and interest due hereunder.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any party or person primarily and secondarily liable.

None of the terms or provisions of the Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder, expressly referring hereto and setting forth the provisions so excluded, modified or amended.

All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note shall be deemed to be under seal.


                                                        ------------------------
                                                        Roland D. Pampel

                                PLEDGE OF SHARES

The undersigned ( the "Pledgor") agrees that it is a condition to the Company's acceptance of this Note as payment for the Shares that the Pledgor grant to the Company the security interest in the Shares granted hereby. The Pledgor hereby deposits with and pledges to the Company the Shares, the certificates representing which shall be held by the Company until such time as the Note is paid in full (or until such time as the Note is paid in part, in which case certificates representing Shares equal in value to the portion of the Note so paid shall be released from this Pledge) and the Pledgor hereby grants to the Company a security interest in and of the Shares, as security for the due and punctual payment and performance of the obligations set forth in this Note. Upon the occurrence of a default under this Note, the Company shall be entitled to all of the rights of a secured party under the Uniform Commercial Code with respect to the Shares.


                                                        ------------------------
                                                        Roland D. Pampel

                             SECURED PROMISSORY NOTE

$4,250

                                                           Boston, Massachusetts
                                                           November 30, 1993

FOR VALUE RECEIVED, the undersigned promises to pay Microcom, Inc. (the "Company"), or order, the principal amount of Four Thousand Two Hundred Fifty Dollars ($4,250) on November 30, 2002, with interest, compounded annually, on the unpaid principal amount hereof at the rate per annum of four and ninety-two one-hundredths percent (4.92%),payable in annual installments of interest in the amount of $255 each on the anniversary date of this Secured Promissory Note ( the "Note") commencing on November 30, 1994 and ending on November 30, 2002.

This Note evidences the obligation of the undersigned to the Company for the purchase price of 1,000 shares (the "Shares") of Common Stock, par value $.01, of the Company acquired by the undersigned.

This Note may be prepaid in whole or in part at any time and from time to time without premium or penalty, and shall be prepaid in whole or in part, as applicable, before or from the proceeds of the sale (in accordance with the provisions of the Articles of Incorporation, as amended, of the Company) of all or any portion of the Shares by the undersigned in an amount equal to the accrued, unpaid interest together with an amount equal to the original principal amount hereof multiplied by a fraction, the numerator of which shall be the number of the Shares so sold and the denominator of which shall be the total number of the Shares. This Note shall be secured in part by a pledge of Shares as set forth in the paragraph marked "Pledge of Shares" at the end of this Note.

In the event the undersigned fails to pay the outstanding principal of or interest on this Note within thirty (30) days after the date such principal or interest on this Note is due, the undersigned shall be in default hereunder and, at the option of the holder, the entire amount of principal and interest shall be accelerated and immediately due and payable. The undersigned agrees to pay upon default the costs of collection, including reasonable attorneys' fees.

Upon default, the holder hereof shall have full recourse against the undersigned for up to $1,275 of unpaid amounts due hereunder, and with respect to all remaining amounts of unpaid principal and interest due hereunder, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge of Shares; provided, that once $1,275 of principal due hereunder has been repaid by the undersigned, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge Agreement with respect to all remaining amounts of unpaid principal and interest due hereunder.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any party or person primarily and secondarily liable.

None of the terms or provisions of the Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder, expressly referring hereto and setting forth the provisions so excluded, modified or amended.

All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note shall be deemed to be under seal.


                                                        ------------------------
                                                        Gregory Pearson

                                PLEDGE OF SHARES

The undersigned (the "Pledgor") agrees that it is a condition to the Company's acceptance of this Note as payment for the Shares that the Pledgor grant to the Company the security interest in the Shares granted hereby. The Pledgor hereby deposits with and pledges to the Company the Shares, the certificates representing which shall be held by the Company until such time as the Note is paid in full (or until such time as the Note is paid in part, in which case certificates representing Shares equal in value to the portion of the Note so paid shall be released from this Pledge) and the Pledgor hereby grants to the Company a security interest in and of the Shares, as security for the due and punctual payment and performance of the obligations set forth in this Note. Upon the occurrence of a default under this Note, the Company shall be entitled to all of the rights of a secured party under the Uniform Commercial Code with respect to the Shares.


                                                        ------------------------
                                                        Gregory Pearson

                             SECURED PROMISSORY NOTE

$115,750

                                                           Boston, Massachusetts
                                                           November 12, 1993

FOR VALUE RECEIVED, the undersigned promises to pay Microcom, Inc. (the "Company"), or order, the principal amount of One Hundred Fifteen Thousand Seven Hundred Fifty Dollars ($115,750) on November 12, 2002, with interest, compounded annually, on the unpaid principal amount hereof at the rate per annum of four and ninety-two one-hundredths percent (4.92%),payable in annual installments of interest in the amount of $6,954 each on the anniversary date of this Secured Promissory Note ( the "Note") commencing on November 12, 1994 and ending on November 12, 2002.

This Note evidences the obligation of the undersigned to the Company for the purchase price of 38,950 shares (the "Shares") of Common Stock, par value $.01, of the Company acquired by the undersigned.

This Note may be prepaid in whole or in part at any time and from time to time without premium or penalty, and shall be prepaid in whole or in part, as applicable, before or from the proceeds of the sale (in accordance with the provisions of the Articles of Incorporation, as amended, of the Company) of all or any portion of the Shares by the undersigned in an amount equal to the accrued, unpaid interest together with an amount equal to the original principal amount hereof multiplied by a fraction, the numerator of which shall be the number of the Shares so sold and the denominator of which shall be the total number of the Shares. This Note shall be secured in part by a pledge of Shares as set forth in the paragraph marked "Pledge of Shares" at the end of this Note.

In the event the undersigned fails to pay the outstanding principal of or interest on this Note within thirty (30) days after the date such principal or interest on this Note is due, the undersigned shall be in default hereunder and, at the option of the holder, the entire amount of principal and interest shall be accelerated and immediately due and payable. The undersigned agrees to pay upon default the costs of collection, including reasonable attorneys' fees.

Upon default, the holder hereof shall have full recourse against the undersigned for up to $34,155 of unpaid amounts due hereunder, and with respect to all remaining amounts of unpaid principal and interest due hereunder, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge of Shares; provided, that once $34,155 of principal due hereunder has been repaid by the undersigned, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge Agreement with respect to all remaining amounts of unpaid principal and interest due hereunder.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any party or person primarily and secondarily liable.

None of the terms or provisions of the Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder, expressly referring hereto and setting forth the provisions so excluded, modified or amended.

All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note shall be deemed to be under seal.


                                                        ---------------------
                                                        Gregory Pearson

                                PLEDGE OF SHARES

The undersigned ( the "Pledgor") agrees that it is a condition to the Company's acceptance of this Note as payment for the Shares that the Pledgor grant to the Company the security interest in the Shares granted hereby. The Pledgor hereby deposits with and pledges to the Company the Shares, the certificates representing which shall be held by the Company until such time as the Note is paid in full (or until such time as the Note is paid in part, in which case certificates representing Shares equal in value to the portion of the Note so paid shall be released from this Pledge) and the Pledgor hereby grants to the Company a security interest in and of the Shares, as security for the due and punctual payment and performance of the obligations set forth in this Note. Upon the occurrence of a default under this Note, the Company shall be entitled to all of the rights of a secured party under the Uniform Commercial Code with respect to the Shares.


                                                        ---------------------
                                                        Gregory Pearson

                             SECURED PROMISSORY NOTE

$57,750

                                                          Boston, Massachusetts
                                                          April 21, 1994

FOR VALUE RECEIVED, the undersigned promises to pay Microcom, Inc. (the "Company"), or order, the principal amount of Fifty-seven Thousand Seven Hundred Fifty Dollars ($57,750) on April 21, 2003, with interest, compounded annually, on the unpaid principal amount hereof at the rate per annum of five and eighty-eight one-hundredths percent (5.88%),payable in annual installments of interest in the amount of $4,314 each on the anniversary date of this Secured Promissory Note ( the "Note") commencing on April 21, 1995 and ending on April 21, 2003.

This Note evidences the obligation of the undersigned to the Company for the purchase price of 10,000 shares (the "Shares") of Common Stock, par value $.01, of the Company acquired by the undersigned.

This Note may be prepaid in whole or in part at any time and from time to time without premium or penalty, and shall be prepaid in whole or in part, as applicable, before or from the proceeds of the sale (in accordance with the provisions of the Articles of Incorporation, as amended, of the Company) of all or any portion of the Shares by the undersigned in an amount equal to the accrued, unpaid interest together with an amount equal to the original principal amount hereof multiplied by a fraction, the numerator of which shall be the number of the Shares so sold and the denominator of which shall be the total number of the Shares. This Note shall be secured in part by a pledge of Shares as set forth in the paragraph marked "Pledge of Shares" at the end of this Note.

In the event the undersigned fails to pay the outstanding principal of or interest on this Note within thirty (30) days after the date such principal or interest on this Note is due, the undersigned shall be in default hereunder and, at the option of the holder, the entire amount of principal and interest shall be accelerated and immediately due and payable. The undersigned agrees to pay upon default the costs of collection, including reasonable attorneys' fees.

Upon default, the holder hereof shall have full recourse against the undersigned for up to $17,250 of unpaid amounts due hereunder, and with respect to all remaining amounts of unpaid principal and interest due hereunder, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge of Shares; provided, that once $17,250 of principal due hereunder has been repaid by the undersigned, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge Agreement with respect to all remaining amounts of unpaid principal and interest due hereunder.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any party or person primarily and secondarily liable.

None of the terms or provisions of the Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder, expressly referring hereto and setting forth the provisions so excluded, modified or amended.

All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note shall be deemed to be under seal.


                                                        ---------------------
                                                        John C. Rutherford

                                PLEDGE OF SHARES

The undersigned (the "Pledgor") agrees that it is a condition to the Company's acceptance of this Note as payment for the Shares that the Pledgor grant to the Company the security interest in the Shares granted hereby. The Pledgor hereby deposits with and pledges to the Company the Shares, the certificates representing which shall be held by the Company until such time as the Note is paid in full (or until such time as the Note is paid in part, in which case certificates representing Shares equal in value to the portion of the Note so paid shall be released from this Pledge) and the Pledgor hereby grants to the Company a security interest in and of the Shares, as security for the due and punctual payment and performance of the obligations set forth in this Note. Upon the occurrence of a default under this Note, the Company shall be entitled to all of the rights of a secured party under the Uniform Commercial Code with respect to the Shares.


                                                        ---------------------
                                                        John C. Rutherford

                             SECURED PROMISSORY NOTE

$34,250

                                                           Boston, Massachusetts
                                                           November 17, 1993

FOR VALUE RECEIVED, the undersigned promises to pay Microcom, Inc. (the "Company"), or order, the principal amount of Thirty-four Thousand Two Hundred Fifty Dollars ($34,250) on November 17, 2002, with interest, compounded annually, on the unpaid principal amount hereof at the rate per annum of four and ninety-two one-hundredths percent (4.92%),payable in annual installments of interest in the amount of $2,058 each on the anniversary date of this Secured Promissory Note ( the "Note") commencing on November 17, 1994 and ending on November 17, 2002.

This Note evidences the obligation of the undersigned to the Company for the purchase price of 10,000 shares (the "Shares") of Common Stock, par value $.01, of the Company acquired by the undersigned.

This Note may be prepaid in whole or in part at any time and from time to time without premium or penalty, and shall be prepaid in whole or in part, as applicable, before or from the proceeds of the sale (in accordance with the provisions of the Articles of Incorporation, as amended, of the Company) of all or any portion of the Shares by the undersigned in an amount equal to the accrued, unpaid interest together with an amount equal to the original principal amount hereof multiplied by a fraction, the numerator of which shall be the number of the Shares so sold and the denominator of which shall be the total number of the Shares. This Note shall be secured in part by a pledge of Shares as set forth in the paragraph marked "Pledge of Shares" at the end of this Note.

In the event the undersigned fails to pay the outstanding principal of or interest on this Note within thirty (30) days after the date such principal or interest on this Note is due, the undersigned shall be in default hereunder and, at the option of the holder, the entire amount of principal and interest shall be accelerated and immediately due and payable. The undersigned agrees to pay upon default the costs of collection, including reasonable attorneys' fees.

Upon default, the holder hereof shall have full recourse against the undersigned for up to $10,125 of unpaid amounts due hereunder, and with respect to all remaining amounts of unpaid principal and interest due hereunder, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge of Shares; provided, that once $10,125 of principal due hereunder has been repaid by the undersigned, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge Agreement with respect to all remaining amounts of unpaid principal and interest due hereunder.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any party or person primarily and secondarily liable.

None of the terms or provisions of the Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder, expressly referring hereto and setting forth the provisions so excluded, modified or amended.

All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note shall be deemed to be under seal.


                                                        ---------------------
                                                        Michael I. Schneider

                                PLEDGE OF SHARES

The undersigned ( the "Pledgor") agrees that it is a condition to the Company's acceptance of this Note as payment for the Shares that the Pledgor grant to the Company the security interest in the Shares granted hereby. The Pledgor hereby deposits with and pledges to the Company the Shares, the certificates representing which shall be held by the Company until such time as the Note is paid in full (or until such time as the Note is paid in part, in which case certificates representing Shares equal in value to the portion of the Note so paid shall be released from this Pledge) and the Pledgor hereby grants to the Company a security interest in and of the Shares, as security for the due and punctual payment and performance of the obligations set forth in this Note. Upon the occurrence of a default under this Note, the Company shall be entitled to all of the rights of a secured party under the Uniform Commercial Code with respect to the Shares.


                                                        ---------------------
                                                        Michael I. Schneider

                             SECURED PROMISSORY NOTE

$53,000

                                                           Boston, Massachusetts
                                                           December 28, 1993

FOR VALUE RECEIVED, the undersigned promises to pay Microcom, Inc. (the "Company"), or order, the principal amount of Fifty-three Thousand Dollars ($53,000) on December 28, 2002, with interest, compounded annually, on the unpaid principal amount hereof at the rate per annum of five and seven one-hundredths percent (5.07%),payable in annual installments of interest in the amount of $3,302 each on the anniversary date of this Secured Promissory Note ( the "Note") commencing on December 28, 1994 and ending on December 28, 2002.

This Note evidences the obligation of the undersigned to the Company for the purchase price of 10,000 shares (the "Shares") of Common Stock, par value $.01, of the Company acquired by the undersigned.

This Note may be prepaid in whole or in part at any time and from time to time without premium or penalty, and shall be prepaid in whole or in part, as applicable, before or from the proceeds of the sale (in accordance with the provisions of the Articles of Incorporation, as amended, of the Company) of all or any portion of the Shares by the undersigned in an amount equal to the accrued, unpaid interest together with an amount equal to the original principal amount hereof multiplied by a fraction, the numerator of which shall be the number of the Shares so sold and the denominator of which shall be the total number of the Shares. This Note shall be secured in part by a pledge of Shares as set forth in the paragraph marked "Pledge of Shares" at the end of this Note.

In the event the undersigned fails to pay the outstanding principal of or interest on this Note within thirty (30) days after the date such principal or interest on this Note is due, the undersigned shall be in default hereunder and, at the option of the holder, the entire amount of principal and interest shall be accelerated and immediately due and payable. The undersigned agrees to pay upon default the costs of collection, including reasonable attorneys' fees.

Upon default, the holder hereof shall have full recourse against the undersigned for up to $15,750 of unpaid amounts due hereunder, and with respect to all remaining amounts of unpaid principal and interest due hereunder, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge of Shares; provided, that once $15,750 of principal due hereunder has been repaid by the undersigned, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge Agreement with respect to all remaining amounts of unpaid principal and interest due hereunder.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any party or person primarily and secondarily liable.

None of the terms or provisions of the Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder, expressly referring hereto and setting forth the provisions so excluded, modified or amended.

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



All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note shall be deemed to be under seal.


                                                        ---------------------
                                                        Michael I. Schneider

                                PLEDGE OF SHARES

The undersigned ( the "Pledgor") agrees that it is a condition to the Company's acceptance of this Note as payment for the Shares that the Pledgor grant to the Company the security interest in the Shares granted hereby. The Pledgor hereby deposits with and pledges to the Company the Shares, the certificates representing which shall be held by the Company until such time as the Note is paid in full (or until such time as the Note is paid in part, in which case certificates representing Shares equal in value to the portion of the Note so paid shall be released from this Pledge) and the Pledgor hereby grants to the Company a security interest in and of the Shares, as security for the due and punctual payment and performance of the obligations set forth in this Note. Upon the occurrence of a default under this Note, the Company shall be entitled to all of the rights of a secured party under the Uniform Commercial Code with respect to the Shares.


                                                        ---------------------
                                                        Michael I. Schneider

                                       28